Events after the balance sheet date	12 Months Ended
Dec. 31, 2021
Events after the balance sheet date [Abstract]
Events after the balance sheet date

31. Events after the balance sheet date

On February 4, 2022, the Company entered into a convertible loan agreement (the “Loan Agreement”) with FiveT Investment Management Ltd. (the “Lender”), pursuant to which the Lender has agreed to loan to the Company CHF 5,000,000 (the “Loan”), which Loan bears interest at the rate of 10% per annum and matures 12 months from the date (the “Disbursement Date”) the Loan proceeds were disbursed to the Company, which occurred on February 8, 2022. The Company may prepay all or part of the Loan after six months after the Disbursement Date; provided that the Company will pay an amount equal to 130% of the desired prepayment amount. The Lender has the right to convert all or part of the Loan, including accrued and unpaid interest, at its option, into common shares, subject to the limitation that the Lender own no more than 9.99% of the common shares at any time. The conversion price of the Loan into common shares is USD 1.9458, which corresponds to 150% of USD 1.2972 (the trading volume weighted average price, the “VWAP”, per common share on the NASDAQ stock exchange on the Disbursement Date), converted into Swiss Francs at the midpoint of the interbank exchange rate shown by UBS on the day of receipt of the conversion notice at 4:00 pm Central European Time. The conversion price shall be lowered in the event that the Company raises equity before the maturity date of the Loan through a public or private offering of common shares at an issue price that is at least 10 (ten) % below the VWAP (the “New Issue”), according to the formula set forth in the Loan Agreement (the “Adjustment”). Sales of common shares through equity line or at-the-market programs are not considered New Issues triggering the Adjustment.

On March 4, 2022 we announced that we had entered into an exclusive licensing and distribution agreement for Bentrio™ with Nuance Pharma Ltd. ("Nuance") in Chinese Mainland, Hong Kong, Macau and South Korea (the "Territory"). Under the terms of the Agreement, we will initially supply Bentrio™ to Nuance. Nuance will make an upfront payment of $1 million and pay to Altamira development and commercial milestones of up to $3 million and up to $19.5 million, respectively. Nuance will have the right to register and commercialize Bentrio™ in the Territory. In a second stage, Nuance will assume local production of the product for the Territory upon certain milestones. Once Nuance assumes local production of Bentrio™, it will pay to Altamira a staggered royalty on net sales in the Territory at a high-single to low-double-digit percentage.